Exhibit 10.14
AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT
Amendment No. 2 (this “Amendment”) dated as of November 6, 2013 (the “Amendment Effective Date”), among STERLING NATIONAL BANK (the “Buyer”) and M/I FINANCIAL CORP. (the “Seller”).
RECITALS
The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of November 13, 2012 (the “Existing Repurchase Agreement”; as amended by Amendment No. 1 dated as of March 18, 2013 and this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.
The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.
Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Maximum Purchase Price; Account Balance Requirements.
Section 2 of Schedule 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Minimum Balance Requirement” in its entirety and replacing it with the following:

““Minimum Balance Requirement” shall mean $500,000.”
SECTION 2.Termination Date. Section 4 of Schedule 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it with the following:

“The Termination Date shall mean November 5, 2014, or such other date declared by either Seller or Buyer as contemplated below, or such date as determined by Buyer pursuant to its rights and remedies under the Agreement.”
SECTION 3.Pricing Rate. Section 6 of Schedule 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Pricing Spread” in its entirety and replacing it with the following:

“The “Pricing Spread” shall equal:
(a)with respect to Transactions the subject of which are Mortgage Loans which are Conforming Mortgage Loans, Agency High Balance Mortgage Loans and Exception Mortgage Loans, 2.75%.
(b)with respect to Transactions the subject of which are Mortgage Loans which are Jumbo Mortgage Loans, 3.00%.”

SECTION 4.Financial Reporting. Section 12(d) of the Existing Repurchase Agreement is hereby amended by deleting the phrase “and monthly,” from subclause (iv) thereof in its entirety.

SECTION 5.Conditions Precedent. This amendment shall become effective subject to the satisfaction of the following conditions precedent:

5.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:
(a)this Amendment, executed and delivered by duly authorized officers of the Buyer and the Seller; and

(b)such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 6.Maximum Committed Purchase Price Fee. Seller shall pay to Buyer in immediately available funds, earned on the Amendment Effective Date, a non-refundable Maximum Committed Purchase Price Fee in the amount of $37,500.

SECTION 7.Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

SECTION 8.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment by the Buyer.

SECTION 9.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 10.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:		STERLING NATIONAL BANK

By:
Name:
Title:

Seller:		M/I FINANCIAL CORP.

By:
Name:
Title: